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                               ASSIGNMENT OF LEASE

     KNOW THAT SANDATA, INC. ("Assignor"), in consideration of the sum of Ten ($10.00) Dollars paid by BFS REALTY, LLC ("Assignee"), and for other good and valuable consideration, does hereby assign unto the Assignee a certain Lease ("Lease") dated January 1, 1996 by and between Sandata, Inc., as lessor, and National Medical Health Card Systems, Inc., as lessee, for approximately 5,725 square feet in the building known as 26 Harbor Park Drive, Port Washington, New York 11050 (the "Premises").

     TO HAVE AND TO HOLD the same unto the Assignee, its successors, personal representatives and assigns from and after the date hereof, for all the rest of the term of the Lease, subject to the terms, covenants, conditions and limitations therein contained.

     In order to induce Assignor to consent to this assignment and Assignee to accept this assignment, Assignor represents to Assignee that:

     a. Assignor has full right, title and authority to assign the Lease;

     b. Assignor has fully performed all the terms, covenants and conditions of the Lease on Assignor's part to be performed to the effective date hereof;

     c. Assignor has not done or suffered anything to be done which might impose any liability on Assignee; and

     d. There are no claims, security interests or liens which may have been filed against the Lease.





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     The covenants and representations herein shall survive the delivery hereof.

     Whenever the text hereof requires, the singular number as used herein shall include the plural and all genders.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment this 1st day of November, 1996.

                                   ASSIGNOR:  SANDATA, INC.


                                   /s/ Bert E. Brodsky, President
                                   --------------------------------------------
                                   Bert E. Brodsky, President


                                   ASSIGNEE:
                                   BFS REALTY, LLC
                                   By:



                                   /s/ Bert E. Brodsky, Member
                                   --------------------------------------------
                                   Bert E. Brodsky, Member



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